SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 19, 2004

AVIATION GENERAL, INCORPORATED
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24795	73-1547645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 NW 63rd Street, Hanger 8, Wiley Post Airport, Bethany, Oklahoma 73008
(Address and Zip Code of Principal Executive Offices)

(405) 440-2255
(Registrant's Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
ÿ Written communications pursuant to Rule 425 under the Securities Act
ÿ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
ÿ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
ÿ Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act

TABLE OF CONTENTS

ITEM 5.01. Other Events

SIGNATURES

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Item 5.01.  Other Events

Aviation General, Incorporated ("Aviation General"; AVGE.PK) has declared Pilot General Aviation LLC ("PGA") in default of the Stock Purchase Agreement it entered into with Aviation General because PGA was financially unable to consummate the Agreement and is in breach of its provisions.  The Company has commenced discussions with other investors.  The Company's wholly owned subsidiary, Commander Aircraft Company, which is in Chapter 11, has filed a request for an extension of the Effective Date of its court confirmed Reorganization Plan until March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIATION GENERAL, INCORPORATED

Date: December 16, 2004	By:	/s/ Wirt D. Walker, III
Wirt D. Walker, III
Chairman of the Board of Directors, Chief Executive Officer and Authorized Signatory

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